UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2021

PLAYTIKA HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39896	81-3634591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Playtika Ltd.

HaChoshlim St 8

Herzliya Pituarch, Israel 4672408

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972-73-316-3251

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class So Registered	Trading Symbol	Name of Each Exchange on which Registered
Common stock, par value $0.01 per share	PLTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

In connection with a potential refinancing transaction, Playtika Holding Corp. (the “Company”) has furnished certain operational and other information. A copy of this information is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Certain of this information has not previously been made publicly available and/or reported by the Company.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including Exhibit 99.1, contain “forward-looking statements” within the meaning of federal securities laws, including, but not limited to, statements regarding the potential refinancing transaction. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. Forward-looking statements are not a guarantee of future events, and actual events may differ materially from those made in or suggested by such statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue.” A detailed discussion of the risks and uncertainties that could cause the Company’s actual results to differ materially from forward-looking statements is included in the documents that the Company files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake any obligation to revise or update such statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Disclosures regarding Playtika Holding Corp.

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYTIKA HOLDING CORP.

Date: March 1, 2021	By:	/s/ Craig Abrahams
Craig Abrahams
President and Chief Financial Officer